UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2021

T. Rowe Price Group, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-32191	52-2264646
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 East Pratt Street, Baltimore, Maryland 21202

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (410) 345-2000

N/A
(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.20	TROW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12-2 of this chapter).
                                        Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) The information required by this Item 5.02(b) with respect to the retirement of Mr. Stromberg is incorporated herein by reference to Item 5.02(c) below.

(c) A previously announced, William J. Stromberg, chair of the Board of Directors (the “Board”), chief executive officer (“CEO”), and chair of the Management Committee of T. Rowe Price Group, Inc. (the “Company”), will retire from his roles at the Company on December 31, 2021. He will continue to serve on the Board as non-executive chair.

In addition, on December 7, 2021, the Board approved the appointment of Robert W. Sharps to succeed Mr. Stromberg in the offices of CEO, and chair of the Management Committee, effective January 1, 2022. He has also been elected to the Board effective upon the earlier of the first business day following the closing date of the Company’s previously announced acquisition of Oak Hill Advisors, L.P. (“OHA”) or January 1, 2022.

Mr. Sharps, age 50, has been President of the Company since 2021, the Company’s Head of Investments and Group Chief Investment Officer since 2018, and Co-head of Global Equity from 2017 to 2018. Mr. Sharps was the lead portfolio manager of the Institutional Large-Cap Growth Equity Strategy from 2001 to 2016. Mr. Sharps joined the Company in 1997.

Also as previously announced, on December 7, 2021, the Board elected Mr. Glenn R. August as a director, effective upon the first business day following the closing date of the Company’s acquisition of OHA. Mr. August has also been appointed to the Company’s Management Committee effective upon the first business day following the closing date of the Company’s acquisition of OHA.

Mr. August, age 60, is the founder and CEO of OHA, and has overall management responsibility for OHA. In addition, he serves as global head of OHA’s distressed investment activities. The Company and Mr. August entered into several agreements in connection with the acquisition of OHA, which were previously described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 28, 2021, and incorporated herein by reference.

A copy of the press release issued on December 8, 2021, announcing Mr. Stromberg’s retirement, and Mr. Sharps’ and Mr. August’s appointments, is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Section 9 - Financial Statements and Exhibits.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

    99.1 Press Release Dated December 8, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
T. Rowe Price Group, Inc.
By: /s/ David Oestreicher
David Oestreicher
Vice President, General Counsel and Secretary
Date: December 8, 2021